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    MERRILL LYNCH LIFE INSURANCE              ML LIFE INSURANCE COMPANY OF
              COMPANY                                  NEW YORK

MERRILL LYNCH LIFE VARIABLE ANNUITY         ML OF NEW YORK VARIABLE ANNUITY
        SEPARATE ACCOUNT A                        SEPARATE ACCOUNT A
SUPPLEMENT DATED DECEMBER 13, 2007         SUPPLEMENT DATED DECEMBER 13, 2007
TO THE PROSPECTUS DATED MAY 1, 2007        TO THE PROSPECTUS DATED MAY 1, 2007
               FOR                                       FOR
   MERRILL LYNCH INVESTOR CHOICE             MERRILL LYNCH INVESTOR CHOICE
            ANNUITY(SM)                               ANNUITY(SM)
         (INVESTOR SERIES)                         (INVESTOR SERIES)


MERRILL LYNCH LIFE VARIABLE ANNUITY         ML OF NEW YORK VARIABLE ANNUITY
        SEPARATE ACCOUNT D                        SEPARATE ACCOUNT D
SUPPLEMENT DATED DECEMBER 13, 2007         SUPPLEMENT DATED DECEMBER 13, 2007
TO THE PROSPECTUS DATED MAY 1, 2007        TO THE PROSPECTUS DATED MAY 1, 2007
               FOR                                       FOR
   MERRILL LYNCH INVESTOR CHOICE             MERRILL LYNCH INVESTOR CHOICE
            ANNUITY(SM)                               ANNUITY(SM)
           (IRA SERIES)                              (IRA SERIES)


This supplement updates the Prospectuses for Merrill Lynch Investor Choice Annuity(SM) (Investor Series) and Merrill Lynch Investor Choice Annuity(SM) (IRA Series) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for your reference.

Please delete the fourth paragraph under the "PAYMENT OF DEATH BENEFIT" section in your Prospectus and replace it with the following:

"We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. Beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. If we haven't received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received, provided our records reflect the name, current address, and social security or tax identification number of the beneficiary. We will then pay the death benefit in a lump sum, unless there is a spousal beneficiary, in which case we will automatically continue the Contract under the spousal beneficiary continuation option.

In addition, for multiple beneficiaries, generally we will not pay any remaining beneficiary his or her share of the death benefit until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. However, if we have on file the name, current address, and social security or tax identification number of a beneficiary who has not provided due proof of death, we will pay that beneficiary his or her share of the death benefit in a lump sum within 60 days following our receipt of a certified death certificate from any source (or until such time as the beneficiary submits due proof of death, if sooner).

Unless instructed otherwise, in writing, we will withhold the mandatory 10% federal withholding tax, and state tax, if applicable."

                                    *  *  *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.




Code: 823007.1-1207